EX-99.CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002


Name of Registrant: ING Variable Insurance Trust

Date of Form N-CSR: March 3, 2003

     The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 3rd day of March, 2003.

                                        /s/ James M. Hennessy
                                        ----------------------------------------
                                        James M. Hennessy

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant: ING Variable Insurance Trust

Date of Form N-CSR: March 3, 2003

     The undersigned, the principal financial officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 3rd day of March, 2003.

                                        /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland

                                  CERTIFICATION

I, James M. Hennessy, certify that:

1. I have reviewed this report on Form N-CSR of ING Variable Insurance Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not applicable.

5. Not applicable.

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ James M. Hennessy                             Date: March 3, 2003
-------------------------------------
James M. Hennessy
President and Chief Executive Officer

                                  CERTIFICATION

I, Michael J. Roland, certify that:

1. I have reviewed this report on Form N-CSR of ING Variable Insurance Trust ;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not applicable.

5. Not applicable.

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Michael J. Roland                             Date: March 3, 2003
-------------------------------------
Michael J. Roland
Executive Vice President and
Chief Financial Officer